UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	December 3, 2009
(Date of earliest event reported)	December 1, 2009

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 1, 2009, we announced we will participate in the 8th annual Wells Fargo Pipeline and MLP Symposium in New York City, New York, on Tuesday, December 8, 2009.

John W. Gibson, chairman and chief executive officer of ONEOK Partners GP, L.L.C., our general partner, will present at 11:45 a.m. Eastern Standard Time (10:45 a.m. Central Standard Time).

The conference will be webcast and will be accessible on our Web site, www.oneokpartners.com.  A replay will be available for 30 days.  We will also post the presentation materials on our Web site that morning, beginning at 8:00 a.m. Eastern Standard Time (7:00 a.m. Central Standard Time).

In addition, ONEOK, Inc. will participate in the inaugural Wells Fargo Energy Conference on Wednesday, December 9, 2009.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK Partners, L.P. and ONEOK, Inc. dated December 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	December 3, 2009	By:	/s/ Curtis L. Dinan
Executive Vice President - Chief Financial Officer and Treasurer

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